SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                          AMERICAN MEDICAL ALERT CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------


            2. Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------


      4.    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------


      5.    Total fee paid:

            --------------------------------------------------------------------


[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

            --------------------------------------------------------------------


      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------


      3.    Filing Party:

            --------------------------------------------------------------------


      4.    Date Filed:

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                                       -2-

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572
                                   ----------

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 5, 1998

            To the Shareholders of American Medical Alert Corp.:

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of American Medical Alert Corp. will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York, on Friday, June 5, 1998 at 10:30 A.M., Eastern Daylight Time, to consider and act upon the following matters:

                  1. The election of five (5)  directors to serve until the next
            Annual Meeting of Shareholders and until their respective successors are elected and qualified;

                  2. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

                  3. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

            Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

            The close of business on April 20, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.


                                             By Order of the Board of Directors,


                                                      JOHN ROGERS,
                                                       Secretary
Oceanside, New York
 May 1, 1998


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE, ADDRESSED TO THE COMPANY'S TRANSFER AGENT, IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572

                                ----------------
                                 PROXY STATEMENT
                                ----------------

           This Proxy  Statement  is being  furnished  to the  holders of Common
Stock, par value $.01 per share ("Common Stock"), of American Medical Alert Corp. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held on Friday, June 5, 1998, at 10:30 A.M., Eastern Daylight Time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 1998 Annual Meeting of Shareholders.

           The cost of preparing, assembling and mailing the Notice of 1998 Annual Meeting of Shareholders, this Proxy Statement and the Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares of Common Stock. The Company may retain an independent proxy solicitation firm to solicit proxies. The cost of such proxy solicitation will be borne by the Company. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 1, 1998.

           Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors and FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

           A Proxy may be revoked by a shareholder at any time before its exercise by filing with John Rogers, the Secretary of the Company at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

           The close of business on April 20, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 5,886,899 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

           A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


           At the Meeting, shareholders will elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the election of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone, Dennis Stern, and Theodore Simon (the "nominees") to serve as directors upon their nomination at the Meeting. Each of Messrs. Siegel, Herz and Breitstone was elected by shareholders at the 1996 Annual Meeting of Shareholders and is currently a member of the current Board of Directors. None of the other nominees are members of the current Board of Directors. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies FOR one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

           Set forth below is certain information with respect to each nominee:

           HOWARD M. SIEGEL, 64, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director for more than the past five years. Mr. Siegel also served as the Company's Chief Financial Officer for more than the past five years, prior to the Company hiring Corey M. Aronin to serve in such capacity in September, 1996.

           LEONARD HERZ, 66, has been a director of the Company since June 1993. He has been the President of Leonard Herz and Associates, a financial consulting firm since 1982. Leonard Herz and Associates is located in Denver, Colorado. Mr. Herz is a certified public accountant.

           PETER BREITSTONE, 44, has been a director of the Company since March 1994. He has been the President of Breitstone & Co., Ltd., an insurance brokerage and consulting firm located in Cedarhurst, New York, since December 1989. He is also the President of Shinecock Insurance Ltd., a company providing reinsurance. He has served in such capacity since December 1987. Mr. Breitstone has also been a practicing attorney in New York for more than the past five years. Mr. Breitstone also serves as a director of Periphonics Corporation.

           DENNIS STERN, 56, has been the Vice President-Acquisitions & Corporate Development for ADT Security Services, Inc. since December 1996. From May 1996 through December 1996, Mr. Stern was an attorney with the firm of Buchanan Ingersoll. Since 1983, Mr. Stern has been a member of the Board of Directors of The National Guardian Corporation, where he has also served as Executive Vice President and General Counsel.

           THEODORE SIMON, 62, has served as the Senior Vice President of Engineering of Fire Burglary Instruments, a division of Pittway Corp., since 1990. Prior to 1990, Mr. Simon served as President of such company prior to its acquisition by Pittway.

NON-DIRECTOR-EXECUTIVE OFFICER

           COREY M. ARONIN, 45, joined the Company in September 1996 as the Chief Financial Officer. Previously, Mr. Aronin held senior financial positions. From December 1995 to May 1996, he served as the Executive Vice President of Finance at Affiliated Island Grocers, Inc. From August 1982 until November 1995, Mr. Aronin served as the controller and Treasurer at Golden Simcha Poultry, Inc., a closely held corporation, in which Mr. Aronin was a shareholder. A petition was filed under Chapter 7 of the Federal Bankruptcy Act in February 1996 in the United States Bankruptcy Court, District of New Jersey, by several of the creditors of Golden Simcha Poultry, Inc., which petition was confirmed on April 10, 1996. Mr. Aronin is a certified public accountant.

NON-DIRECTOR-SIGNIFICANT OFFICERS

           JOHN LESHER, 43, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, Pennsylvania facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment.

           JOHN ROGERS, 51, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation from 1969 through May 1984 as Installation & Service Manager.

           There is no family relationship between any of the directors, executive officers or significant officers of the Company.

COMMITTEES

           The Board of Directors is responsible for the affairs and the business of the Company. During the Company's fiscal year ended December 31, 1997, the Board of Directors held six meetings. During such year, the Board of Directors acted on one occasion by unanimous written consent.

           The Board of Directors has a Stock Option Committee. The function of the Stock Option Committee is to administer the Company's employee stock option plans. During the Company's fiscal year ended December 31, 1997, the Stock Option Committee held two meetings. During such year, the Stock Option Committee acted on no occasions by unanimous written consent.

           The Board of Directors created an Audit Committee pursuant to a Special Meeting of the Board of Directors on February 24, 1998. The Audit
Committee consists of Messrs. Howard M. Siegel, Leonard Herz and Peter Breitstone. The function of the Audit Committee is to review and advise the Board with respect to matters concerning the financial condition and operations of the Company, to nominate independent auditors, subject to approval of the Company's Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls.

           The Board of Directors has no standing Executive, Compensation or Nominating Committees.

           Each incumbent director with the exception of Myron Segal, M.D. attended at least 75% of the aggregate of all meetings of the Board of Directors and the Stock Option Committee, if a member thereof.

COMPENSATION OF DIRECTORS

           Pursuant to the Company's 1997 Stock Option Plan, the Board has the authority to grant options to directors in its discretion. The Board may from time to time authorize the grant of stock options to directors in connection with attendance at Board of Director meetings, at such times and in amounts as determined by the Board in its sole discretion. The Board of Directors presently intends to grant 10,000 options to each director per calendar year for participation in meetings of the Board. In addition, each director receives $750 for each meeting of the Board of Directors attended. No person receives any fees in connection with attendance at meetings of committees of the Board of Directors.

EXECUTIVE OFFICERS

           The Executive Officers of the Company are Howard M. Siegel, Chairman of the Board, President and Chief Executive Officer and Corey M. Aronin, Chief Financial Officer. The other Significant Officers of the Company are John Lesher, Vice President, Engineering, and John Rogers, Vice President, Operations and Secretary. Information regarding each of these persons is provided above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of April 20, 1998, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and nominee, (c) the executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

Name and Address                    Amount and Nature of           Percent of
Beneficial Owner                    Beneficial Ownership           of Class(1)
----------------                    --------------------           -----------

Howard M. Siegel(2)                     1,245,840(3)                 21.2%

Leonard Herz                               62,000(4)                  1.1%
  254 Garfield Street
  Denver, Colorado 80206

Peter Breitstone                           20,000(5)                   *
  534 Willow Avenue
  Cedarhurst, New York 11516

Dennis Stern                                    0                      *
  123 Harbor Drive, Unit 611
  Stamford, Connecticut 06902

Theodore Simon                            151,570(6)                  2.6%
  35 Melrose Road
  Dix Hills, New York 11746

Kennedy Capital Management, Inc.          427,803(7)                  7.3%
  10829 Olive Boulevard
  St. Louis, Missouri 63141

All directors and executive
  officers as a group
  (5 persons)                           1,479,410(8)                 25.1%


(1) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) The business address of Mr. Howard M. Siegel is 3265 Lawson Boulevard, Oceanside, New York 11572.

(3) Includes 186,425 shares subject to currently exercisable stock options, 19,300 shares held by Mr. Siegel as custodian for his son and 10,000 shares owned by Mr. Siegel's wife. Mr. Siegel disclaims beneficial ownership of the shares owned by his wife.

(4) Includes 25,000 shares subject to currently exercisable stock options and 20,000 shares subject to currently exercisable warrants.

(5)   Includes 20,000 shares subject to currently exercisable stock options.

(6) Includes 50,801 shares held by Mr. Simon as custodian for three of his children. Mr. Simon disclaims beneficial ownership of such shares.

(7)   Based upon a copy of a Schedule 13G received by the Company.

(8)   Includes shares indicated in notes (3), (4), (5) and (6).


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all filing requirements applicable to such persons were complied with, except that during the fiscal year ended December 31, 1997, each of Messrs. Howard Siegel, Leonard Herz, Peter Breitstone and Myron Segal, M.D. failed to timely file two reports with respect to the grant of certain stock options to purchase Common Stock, Mr. Siegel failed to timely file one report with respect to the acquisition of shares of Common Stock issuable upon exercise of stock options owned by him, and Mr. Herz failed to timely file one report with respect to the extension of the term of certain warrants to purchase Common Stock owned by him.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer (the "Named Executive Officer"), for services in all capacities to the Company and its subsidiaries during the Company's 1995, 1996 and 1997 fiscal years:


                                                              Long-Term
                                  Annual Compensation       Compensation
  Name and                        -------------------       ------------
  Principal
  Position                Year     Salary      Bonus         Options(#)
  --------                ----     ------      -----         ----------
Howard M. Siegel          1997    $200,000         0           9,200
  Chairman of the         1996    $168,699   $34,000          10,726
  Board, President        1995    $134,038   $30,441           6,106
  and Chief Executive
  Officer


OPTION/SAR GRANTS IN LAST FISCAL YEAR

           The following table contains information concerning options granted during the Company's 1997 fiscal year to the Named Executive Officer. All such options were granted under the Company's 1997 Stock Option Plan or the Company's 1991 Stock Option Plan, as amended.

                                  Percent
                                  of Total
                                  Options
                                  Granted to     Exercise
                    Number of     Employees in   Price            Expiration
      Name           Options      Fiscal Year    Per Share        Date
      ----           -------      -----------    ---------        ----

Howard M. Siegel     3,750(1)       4.49%        $2.9563        January 1, 2002
                     5,450(2)       7.04%        $2.9563        July 23, 2002



(1)   These options were granted on January 2, 1997.

(2)   These options were granted on July 24, 1997.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

           The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1997 and the number and value at December 31, 1997 of shares of Common Stock subject to unexercised options held by the individuals listed in the Summary Compensation Table.

                                                  Number of
                                                  Securities      Value of
                                                  Underlying      Unexercised
                                                  Unexercised     In-the-Money
                                                  Options/SARs    Options/SARs
                                                  at FY-End (#)   at FY-End ($)
                Shares Acquired      Value         Exercisable/    Exercisable/
     Name       On Exercise (#)  Realized ($)(1)  Unexercisable   Unexercisable
     ----       ---------------  ---------------  -------------   -------------

Howard Siegel       2,500            $3,718.75       183,604         $2,585.57

---------------------

(1) Represents the closing bid price on the National Association of Securities Dealers Automated Quotation System of the underlying shares of Common Stock on the date of exercise less the option exercise price.

COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

           The Board of Directors has no Compensation Committee or other committee performing equivalent functions. The Board of Directors generally performs such functions itself. As a member of the Board of Directors, Mr. Siegel participated in the deliberations of the Company's Board of Directors during the Company's 1997 fiscal year concerning executive officer compensation.

EMPLOYMENT AGREEMENT

           The Company and Howard M. Siegel are parties to an Employment Agreement ("Employment Agreement") dated as of January 1, 1997, which expires on December 31, 1999. Under the terms of the Employment Agreement, pursuant to which Mr. Siegel serves as the Company's Chairman of the Board, President and Chief Executive Officer, Mr. Siegel is paid an annual base salary of $200,000 for the first year of employment, $215,000 for the second year of employment and $230,000 for the remainder of the employment term.

           In addition, Mr. Seigel will receive as additional compensation, for any year that the Company's pre-tax income, as defined in the Employment Agreement, exceeds $2,000,000, an amount equal to 8% of the Company's pre-tax income between $2,000,000 and $3,000,000, 9% of the Company's pre-tax income between $3,000,000 and $4,000,000 and 10% of the Company's pre-tax income in excess of $4,000,000. Such additional compensation may be paid to Mr. Siegel, at his option, in cash, Common Stock of the Company or a combination of both.

           In the event of his death during the term of the Employment Agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base pay for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the Employment Agreement after the expiration of such period. Mr. Siegel shall be entitled to receive the base pay and the additional compensation earned for such fiscal year, if any, pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Siegel terminates his employment with the Company within seven months after obtaining actual knowledge of the occurrence of certain circumstances relating to Mr. Siegel's employment, Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his "base amount" as defined in section 280G(b)(3) of the Internal Revenue Code of 1986.

           Mr. Siegel has agreed that for the term of the Employment Agreement and for 18 months after he ceases being an employee of the Company he will not directly or indirectly engage in any activity in the United States that is, directly or indirectly, competitive with the business conducted by the Company. Mr. Siegel has also agreed that he will not use or disclose to any third party any trade secrets or confidential information of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The Company's executive offices and primary monitoring center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. The Company leases this space and the adjoining 8,000 square foot parking lot from Howard M. Siegel pursuant to a lease which, as amended, expires on September 30, 2007. The lease provides for a current base annual rent of approximately $74,600, subject to a 5% annual increase, plus reimbursement of real estate taxes and certain operating expenses. In October 1997, the Company entered into a separate ten year operating lease for an additional 2,200 square feet of office space owned by Mr. Siegel. The lease calls for an initial minimum annual rental of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. The Company believes that the terms of these leases are as favorable as could be obtained from an unaffiliated third party.

           The Company purchases insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm which is owned by Mr. Peter Breitstone. The annual commission currently earned by Breitstone & Co., Ltd. on such insurance is approximately $15,000. The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry.


                                   PROPOSAL 2

                            RATIFICATION OF SELECTION
                                       OF
                              INDEPENDENT AUDITORS

           The Board of Directors believes that it is appropriate to submit for approval by its shareholders its selection of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ended December 31, 1998. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

           A representative of Margolin, Winer & Evens LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to appropriate questions from shareholders.

                               VOTING REQUIREMENTS

           Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast at the meeting will be required to ratify the appointment of Margolin, Winer & Evens LLP as auditors of the Company for the fiscal year ending December 31, 1998 (Proposal 2). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter. The Board of Directors has unanimously recommended a vote FOR each nominee for director named in Proposal 1 and FOR Proposal 2.


                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

           Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company not later than January 8, 1999 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

           Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

           All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed Proxy.

                                             By Order of the Board of Directors,



                                                      JOHN ROGERS
                                                       Secretary


May 1, 1998

PROXY                     AMERICAN MEDICAL ALERT CORP.                     PROXY
                 (Solicited on behalf of the Board of Directors)

           The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Shareholders of AMERICAN MEDICAL ALERT CORP., to be held at the offices of Parker Chapin Flattau &
Klimpl,  LLP, 1211 Avenue of the Americas  (18th floor),  New York, New York, on
Friday, June 5, 1998 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

           The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

           Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, and (ii) FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and in accordance with their discretion on such other matters as may properly come before the meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR ALL LISTED NOMINEES.

1. Election of         FOR all nominees                       WITHHOLD AUTHORITY
   five Directors      listed (except as marked to the        to vote for all
                       listed nominees contrary) [_]          below        [_]

Nominees:        Howard  M. Siegel, Leonard Herz, Peter Breitstone, Dennis Stern
                 and Theodore Simon.

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE
                THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

     [_]  FOR                 [_]  AGAINST             [_]  ABSTAIN

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

           The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                               Dated _____________________, 1998

                                               _________________________________

                                               _________________________________
                                                         Signature(s)

                                 (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please identify the capacity in which you are acting.)